Exhibit 10.4

AMENDMENT NO. 2

to

CONSULTING AGREEMENT
dated May 3, 2012

by and between

AXIS Specialty Limited (the “Company”)
and
Michael A. Butt (the “Consultant”)

Dated: December 5, 2014

WHEREAS, the Company and the Consultant entered into a Consulting Agreement dated as of May 3, 2012 (the “Agreement”);

WHEREAS, the Company and the Consultant entered into Amendment No. 1 to the Agreement on December 5, 2013;

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Consultant have determined that it is in the best interests of AXIS Capital Holdings Limited, its shareholders and the Company to amend the Agreement;

NOW, THEREFORE, the Agreement is hereby amended, effective as of the date hereof, as set forth below. All capitalized terms not otherwise defined herein shall have the meanings defined in the Agreement.

1.
Section 3 of the Agreement (Consulting Fee) is hereby amended by deleting the reference to “2014” in the sixth line thereof and replacing such reference with “2015 and January and April 2016 plus a prorated portion of $237,500 for service from April 1, 2016 through the date of the Annual General Meeting of AXIS Capital Holdings Limited in 2016”.

2.
Section 4 of the Agreement (Consulting Term) is hereby amended by deleting the reference to “on December 31, 2014” in the third line thereof and replacing such reference with “at the Annual General Meeting of AXIS Capital Holdings Limited in 2016”.

3.
Section 8 of the Agreement (Noncompetition and Nonsolicitation) is hereby amended by deleting the reference to “December 31, 2015” in the last line thereof and replacing such reference with “May 31, 2017”.

4.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AXIS Specialty Limited

By: /s/ Joseph C. Henry
Name:     Joseph C. Henry
Title:     Executive Vice President and
Chief Financial Officer

Consultant

By: /s/ Michael A. Butt
Michael A. Butt

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